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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 1998

                        CORPORATE OFFICE PROPERTIES TRUST
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             (Exact name of registrant as specified in its charter)

         Maryland                     0-20047                 23-247217
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(State or other jurisdiction of   (Commission File  (IRS Employer Identification
      incorporation)                   Number)                    Number)

                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
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               (Address of principal executive offices) (Zip Code)

                                 (215) 567 -1800
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              (Registrant's telephone number, including area code)

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Item 5.           Other Events

         On May 14, 1998, Corporate Office Properties Trust ("the Company") through affiliates of Corporate Office Properties, L. P. (the "Operating Partnership") entered into a series of agreements with Constellation Real Estate Group, Inc., a wholly owned indirect subsidiary of Constellation Enterprises, Inc., and its affiliates (collectively, "Constellation") to acquire real estate properties and service businesses (collectively, the "Constellation Contribution"). The major components of the agreements provide that the Company will receive (i) sixteen operating office or retail properties, (ii) options to purchase three properties under development, as well as options and rights of first refusal on 92 acres of land, (iii) certain assets of Constellation's real estate management subsidiary, including its 75% interest in Constellation Realty Management, LLC, a real estate management firm. In exchange, the Company, through the Operating Partnership, will remit approximately $200 million in the form of (i) $104 million of cash and/or assumption of debt, (ii) $72 million of common shares (including 6.88 million common shares at $10.50 per share) and (iii) $24 million of convertible preferred shares. Upon consummation of the Constellation Contribution and assuming no other changes in the capital structure, Constellation will have a 41% interest in the Common Shares of Company as of the closing date. The Constellation Contribution is subject to several conditions including shareholders' approval.

Item 7.           Financial Statements and Exhibits

     Exhibit Number                    Description

     99.1                              Press release dated May 15, 1998


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 1998

                             CORPORATE OFFICE PROPERTIES TRUST

                             By: /s/ Clay W. Hamlin, III
                                ------------------------------
                                Name: Clay W. Hamlin, III
                                Title: President and

                                Chief Executive Officer

                             By: /s/ Thomas D. Cassel
                                 -----------------------------
                                 Name: Thomas D. Cassel
                                 Title: Vice President Finance


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